UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

WELLS TIMBERLAND REIT, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On June 9, 2010, Wells Timberland REIT, Inc. (the “Company”) filed a definitive Proxy Statement (the “Proxy Statement”) for the 2010 Annual Meeting of Stockholders for the Company to be held on August 9, 2010 (the “Annual Meeting”). In connection with the Proxy Statement and the Annual Meeting, on July 6, 2010, the Company provided the following documents to the stockholders:

1.	Reminder e-mail message to stockholders who share the same address containing hyperlinks to electronic versions of the annual report, proxy card, proxy statement and instructions for Internet or telephonic voting, attached hereto as Exhibit A; and

2.	Reminder e-mail message to stockholders containing hyperlinks to electronic versions of the annual report, proxy card, proxy statement and instructions for Internet or telephonic voting, attached hereto as Exhibit B.

The Company’s stockholders have received or will receive copies of the above-referenced materials, and may obtain additional copies by directing a written request to: Wells Timberland REIT, Inc., 6200 The Corners Parkway, Norcross, Georgia 30092-3365.

2

E-MAIL

Subject line: Second Notice — Please Vote Today! Wells Timberland Proxy Deadline Is Fast Approaching

Dear Wells Timberland REIT, Inc. Stockholder:

We are writing to inform you that the Annual Stockholders Meeting of Wells Timberland REIT, Inc. will take place on Monday, August 9, 2010, at the Hilton Atlanta Northeast located at 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092. The meeting will begin at 2 p.m. (ET). The agenda for the meeting includes electing the Wells Timberland Board of Directors, as well as voting on three proposals to amend certain provisions of Wells Timberland REIT’s charter. It’s important that you actively participate in the process. For your convenience, electronic versions of the sample proxy voting card, 2009 Annual Report, proxy statement, and instructions for proxy authorization via the Internet or by telephone are available by clicking on the links below:

Wells Timberland REIT, Inc. Sample Proxy Card

Wells Timberland REIT, Inc. 2009 Annual Report

Wells Timberland REIT, Inc. Proxy Statement

Instructions for Authorizing Your Proxy via the Internet or by Telephone

After you have reviewed the materials, please promptly submit your proxy authorization. Wells Timberland REIT bears all the costs of mailing this information to you. If we do not reach the required minimum stockholder participation, we must send reminders to stockholders who have not yet voted. Voting promptly can help decrease the costs to Wells Timberland REIT for follow-up mailings.

You may authorize your proxy via the Internet by clicking on the links provided. Once you enter the voting website, the control number and security code shown below will automatically populate each time you click on the links provided below.

You have received a single e-mail that contains individual control and security numbers for each Wells Timberland REIT stockholder account at your address. In order to have the vote of all shares represented, you must vote EACH of the control numbers by clicking on the separate links provided below.

The voting website references a gray shaded box on your proxy card. Because you received proxy materials electronically, you will not receive an actual proxy instruction card. The instruction card on the website will not contain your control number. The control numbers provided below are the numbers you should use in order to vote your shares for your accounts.

Fund:

Control Number:

Security Code:

Click Here to Authorize Your Proxy

If you wish to authorize your proxy by telephone (toll-free), please call 1-866-837-1888 and follow the instructions when prompted. When the system prompts you to enter the number in the gray shaded box on your proxy card, please enter the control number, followed by the security code that is provided in this e-mail. As a reminder, please have your sample proxy card available when voting via the Internet or by telephone, as you may need to refer to the card. Please note, you cannot print and mail the sample proxy card. To request a printed card, you must contact Client Services.

Should you have any questions about the materials in your proxy package, please call one of our Client Services Specialists at 800-557-4830. Representatives are available Monday through Thursday from 8:15 a.m. until 6:30 p.m., and Friday from 8:15 a.m. until 5:30 p.m. (ET). They also may be reached via e-mail at client.services@wellsref.com.

Your trust and confidence in Wells Timberland REIT are truly appreciated.

Sincerely,

Leo F. Wells III

President

Wells Timberland REIT, Inc.

E-mail notifications sent by Wells will not contain account numbers or any other sensitive or confidential customer information. Please be sure to keep your e-mail address updated in the Wells system to ensure that e-mails reach you in a timely manner. You may withdraw your request to receive communications electronically at any time by e-mailing a Wells Client Services Specialist at client.services@wellsref.com or by calling 800-557-4830.

E-MAIL

Subject line: Second Notice — Please Vote Today! Wells Timberland Proxy Deadline Is Fast Approaching

Dear Wells Timberland REIT, Inc. Stockholder:

We are writing to inform you that the Annual Stockholders Meeting of Wells Timberland REIT, Inc. will take place on Monday, August 9, 2010, at the Hilton Atlanta Northeast located at 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092. The meeting will begin at 2 p.m. (ET). The agenda for the meeting includes electing the Wells Timberland Board of Directors, as well as voting on three proposals to amend certain provisions of Wells Timberland REIT’s charter. It’s important that you actively participate in the process. For your convenience, electronic versions of the sample proxy voting card, 2009 Annual Report, proxy statement, and instructions for proxy authorization via the Internet or by telephone are available by clicking on the links below:

Wells Timberland REIT, Inc. Sample Proxy Card

Wells Timberland REIT, Inc. 2009 Annual Report

Wells Timberland REIT, Inc. Proxy Statement

Instructions for Authorizing Your Proxy via the Internet or by Telephone

After you have reviewed the materials, please promptly submit your proxy authorization. Wells Timberland REIT bears all the costs of mailing this information to you. If we do not reach the required minimum stockholder participation, we must send reminders to stockholders who have not yet voted. Voting promptly can help decrease the costs to Wells Timberland REIT for follow-up mailings.

You may authorize your proxy via the Internet by clicking on the links provided. Once you enter the voting website, the control number and security code shown below will automatically populate each time you click on the link provided below.

The voting website references a gray shaded box on your proxy card. Because you received proxy materials electronically, you will not receive an actual proxy instruction card. The instruction card on the website will not contain your control number. The control numbers provided below are the numbers you should use in order to vote your shares for your accounts.

Fund:

Control Number:

Security Code:

Click Here to Authorize Your Proxy

If you wish to authorize your proxy by telephone (toll-free), please call 1-866-837-1888 and follow the instructions when prompted. When the system prompts you to enter the number in the gray shaded box on your proxy card, please enter the control number, followed by the security code that is provided in this e-mail. As a reminder, please have your sample proxy card available when voting via the Internet or by telephone, as you may need to refer to the card. Please note, you cannot print and mail the sample proxy card. To request a printed card, you must contact Client Services.

Should you have any questions about the materials in your proxy package, please call one of our Client Services Specialists at 800-557-4830. Representatives are available Monday through

Thursday from 8:15 a.m. until 6:30 p.m., and Friday from 8:15 a.m. until 5:30 p.m. (ET). They also may be reached via e-mail at client.services@wellsref.com.

Your trust and confidence in Wells Timberland REIT are truly appreciated.

Sincerely,

Leo F. Wells III

President

Wells Timberland REIT, Inc.

E-mail notifications sent by Wells will not contain account numbers or any other sensitive or confidential customer information. Please be sure to keep your e-mail address updated in the Wells system to ensure that e-mails reach you in a timely manner. You may withdraw your request to receive communications electronically at any time by e-mailing a Wells Client Services Specialist at client.services@wellsref.com or by calling 800-557-4830.